                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 1995



                                    KEYCORP
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Ohio                          0-850                      63-0593897
   ---------------            ----------------------         ------------------
   (State or other            Commission File Number          (I.R.S. Employer
   jurisdiction of                                           Identification No.)
  incorporation or
    organization)


   127 Public Square, Cleveland, Ohio                            44114-1306
----------------------------------------                     ------------------
(Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code:  (216) 689-6300

ITEM 5.  OTHER EVENTS
         ------------
         On October 17, 1995, the Registrant issued a press release announcing its earnings results for the three month period and nine month period ended September 30, 1995. This press release is attached as Exhibit 99 to this report and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
         -----------------------------------------------------------------

(C)      Exhibits
         --------
         99. The Registrant's October 17, 1995, press release announcing its earnings results for the three month period and nine month period ended September 30, 1995.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             KEYCORP
                                        ------------------
                                           (Registrant)


Date:  October 17, 1995
                                        /s/    Lee Irving
                                        ------------------
                                        By:    Lee Irving
                                               Executive Vice President
                                               and Chief Accounting Officer

KEYCORP REPORTS THIRD QUARTER 1995 EARNINGS
OCTOBER 17, 1995
PAGE 4

                                                       FINANCIAL HIGHLIGHTS
                                          (dollars in millions, except per share amounts)



                                                                             Three months ended
                                                              -------------------------------------------------
                                                                  9-30-95          6-30-95          9-30-94
                                                              --------------    -------------    --------------
SUMMARY OF OPERATIONS
   Net interest income (TE)                                         $679.7         $681.3            $694.0
   Provision for loan losses                                          27.5           20.3              27.2
   Noninterest income                                                235.0          222.9             223.3
   Noninterest expense                                               560.3          568.6             530.1
   Net income                                                        209.6          199.0             229.3

PER COMMON SHARE
   Net income                                                       $  .90         $  .83            $  .92
   Cash dividends                                                      .36            .36               .32
   Book value at period-end                                          20.74          19.71             18.65
   Market price at period-end                                        34.25          31.38             30.50

AT PERIOD-END
   Full-time equivalent employees                                   29,560         29,233            29,411
   Full-service banking offices                                      1,301          1,308             1,279

PERFORMANCE RATIOS
   Return on average total assets                                     1.25 %         1.19 %            1.43 %
   Return on average common equity                                   18.07          16.86             19.95
   Return on average total equity                                    17.79          16.63             19.60
   Efficiency (1)                                                    61.27          63.05             57.90
   Overhead (2)                                                      47.89          51.10             44.48
   Net interest margin                                                4.50           4.49              4.79

CAPITAL RATIOS AT PERIOD-END
   Equity to assets                                                   7.48 %         6.93 %            7.29 %
   Tangible equity to tangible assets                                 5.98           5.75              6.45
   Tier 1 risk-adjusted capital (3)                                   7.58           7.45              8.86
   Total risk-adjusted capital (3)                                   10.84          10.82             12.07
   Leverage (3)                                                       6.21           5.88              6.79


(1) Calculated as noninterest expense divided by taxable-equivalent net interest income plus noninterest income (excluding net securities transactions).

(2) Calculated as noninterest expense less noninterest income (excluding net securities transactions) divided by taxable-equivalent net interest income.

(3) 9-30-95 ratio is estimated.

TE = Taxable equivalent

KEYCORP REPORTS THIRD QUARTER 1995 EARNINGS
OCTOBER 17, 1995
PAGE 5

                                                       FINANCIAL HIGHLIGHTS
                                          (dollars in millions, except per share amounts)






                                                                                Three months ended
                                                                   ------------------------------------------------------
                                                                      9-30-95             6-30-95            9-30-94
                                                                   --------------    -----------------    ---------------
ASSET QUALITY
   Net loan charge-offs                                                    $27.6              $20.0              $25.9
   Net loan charge-offs to average loans                                     .23 %              .17 %              .24 %
   Allowance for loan losses                                              $879.2             $867.5             $820.2
   Allowance for loan losses to
     period-end loans                                                       1.82 %             1.80 %             1.84 %
   Allowance for loan losses to
     nonperforming loans                                                  280.53             278.88             286.62
   Nonperforming loans at period-end                                      $313.4             $311.1             $286.1
   Nonperforming assets at period-end                                      367.3              366.3              398.5
   Nonperforming loans to period-end loans                                   .65 %              .65 %              .64 %
   Nonperforming assets to period-end loans plus
     OREO and other nonperforming assets                                     .76                .76                .89

                                                                                            Nine months ended
                                                                                  --------------------------------------
                                                                                         9-30-95            9-30-94
                                                                                  -----------------    -----------------
SUMMARY OF OPERATIONS
   Net interest income (TE)                                                               $2,019.8         $2,071.8
   Provision for loan losses                                                                  66.3             99.0
   Noninterest income                                                                        628.9            677.3
   Noninterest expense                                                                     1,689.7          1,611.6
   Income before extraordinary item                                                          582.5            659.7
   Net income                                                                                618.3            659.7

PER COMMON SHARE
   Income before extraordinary item                                                       $   2.44         $   2.66
   Net income                                                                                 2.59             2.66
   Cash dividends                                                                             1.08             0.96

PERFORMANCE RATIOS
   Return on average total assets                                                             1.24 %           1.43 %
   Return on average common equity                                                           17.72            19.65
   Return on average total equity                                                            17.46            19.31
   Efficiency (1)                                                                            62.79            58.81
   Overhead (2)                                                                              50.43            45.53
   Net interest margin                                                                        4.46             4.91

ASSET QUALITY
   Net loan charge-offs                                                                   $   64.9         $   88.4
   Net loan charge-offs to average loans                                                       .18 %            .28 %

KEYCORP REPORTS THIRD QUARTER 1995 EARNINGS
OCTOBER 17, 1995
PAGE 6
                                                    CONSOLIDATED BALANCE SHEETS
                                                       (dollars in millions)


                                                                 9-30-95             6-30-95             9-30-94
                                                            ----------------      -------------      ---------------
ASSETS
   Loans                                                         $48,409.7           $48,093.2            $44,608.8
   Mortgage loans held for sale                                      659.1               698.3                418.3
   Investment securities                                           9,660.7             9,918.4             10,524.0
   Securities available for sale                                   1,595.9             1,436.5              2,960.3
   Short-term investments                                            522.0               799.3                126.7
                                                            ----------------      -------------      ---------------
       Total earning assets                                       60,847.4            60,945.7             58,638.1
   Allowance for loan losses                                        (879.2)             (867.5)              (820.2)
   Cash and due from banks                                         3,344.4             3,197.0              3,006.7
   Premises and equipment                                          1,023.1             1,017.8                947.3
   Other real estate owned                                            49.2                50.2                107.5
   Goodwill                                                          907.1               660.5                387.9
   Other intangible assets                                           173.5               180.5                188.6
   Other assets                                                    2,501.6             2,297.0              2,047.5
                                                            ----------------    ---------------   ------------------
      TOTAL ASSETS                                               $67,967.1           $67,481.2            $64,503.4
                                                            ================    ===============   ==================


LIABILITIES
   Deposits in domestic offices:
      Noninterest-bearing                                        $ 8,610.4           $ 8,603.9            $ 8,531.3
      Interest-bearing                                            37,279.3            37,738.0             35,945.7
   Deposits in foreign offices-interest-bearing                    2,015.3             2,330.3              3,339.5
                                                            ----------------    ---------------   ------------------
      Total deposits                                              47,905.0            48,672.2             47,816.5

   Federal funds purchased and securities
    sold under repurchase agreements                               5,908.3             4,793.9              5,514.8
   Other short-term borrowings                                     3,632.5             4,067.4              3,172.7
   Other liabilities                                               1,390.0             1,253.7              1,127.7
   Long-term debt                                                  4,047.9             4,019.6              2,177.8
                                                            ----------------    ---------------   ------------------
      TOTAL LIABILITIES                                           62,883.7            62,806.8             59,809.5

SHAREHOLDERS' EQUITY
   Preferred stock                                                   160.0               160.0                160.0
   Common equity                                                   4,923.4             4,514.4              4,533.9
                                                            ----------------    ---------------   -----------------
      TOTAL SHAREHOLDERS' EQUITY                                   5,083.4             4,674.4              4,693.9

      TOTAL LIABILITIES AND                                 ----------------    ---------------   -----------------
       SHAREHOLDERS' EQUITY                                      $67,967.1           $67,481.2            $64,503.4
                                                            ================    ===============   =================
Common Shares outstanding (000)                                    237,390             229,032              243,542

KEYCORP REPORTS THIRD QUARTER 1995 EARNINGS
OCTOBER 17, 1995
PAGE 7

                                                 CONSOLIDATED STATEMENTS OF INCOME
                                          (dollars in millions, except per share amounts)

                                                                                   Three months ended
                                                                      ---------------------------------------------
                                                                        9-30-95          6-30-95           9-30-94
                                                                      -----------      -----------      -----------
    INTEREST INCOME                                                     $1,298.8         $1,298.8         $1,150.7

    INTEREST EXPENSE                                                       632.8            632.5            471.1
                                                                      -----------      -----------      -----------

    NET INTEREST INCOME                                                    666.0            666.3            679.6
    Provision for loan losses                                               27.5             20.3             27.2
                                                                      -----------      -----------      -----------
                                                                           638.5            646.0            652.4

    NONINTEREST INCOME
       Service charges on deposit accounts                                  70.7             70.1             67.9
       Trust and asset management income                                    58.2             59.5             53.9
       Credit card fees                                                     22.6             20.6             20.5
       Insurance and brokerage income                                       16.5             14.6             14.9
       Mortgage banking income                                               9.1              7.5             19.3
       Net securities gains                                                   .2              2.5              2.0
       Other income                                                         57.7             48.1             44.8
                                                                      -----------      -----------      -----------
          Total noninterest income                                         235.0            222.9            223.3

    NONINTEREST EXPENSE
       Personnel                                                           278.7            270.6            257.7
       Net occupancy                                                        53.5             51.9             53.9
       Equipment                                                            37.3             39.2             39.3
       FDIC insurance assessments                                             .2             25.9             25.3
       Amortization of intangibles                                          19.0             19.6             14.0
       Professional fees                                                    18.0             17.8             11.2
       Other expense                                                       153.6            143.6            128.7
                                                                      -----------      -----------      -----------
          Total noninterest expense                                        560.3            568.6            530.1
                                                                      -----------      -----------      -----------
    INCOME BEFORE INCOME TAXES                                             313.2            300.3            345.6
       Income taxes                                                        103.6            101.3            116.3
                                                                      -----------      -----------      -----------
    NET INCOME                                                          $  209.6         $  199.0         $  229.3
                                                                      ===========      ===========      ===========

    Net income applicable to Common Shares                                $205.6           $195.0           $225.3
    Net income per Common Share                                              .90              .83              .92

    Wtd. avg. Common Shares outstanding (000)                            228,187          235,329          244,132
    Taxable-equivalent adjustment                                          $13.7            $15.0            $14.4

KEYCORP REPORTS THIRD QUARTER 1995 EARNINGS
OCTOBER 17, 1995
PAGE 8

                       CONSOLIDATED STATEMENTS OF INCOME
                (dollars in millions, except per share amounts)

                                                               Nine months ended
                                                          -------------------------
                                                           9-30-95          9-30-94
                                                          --------         --------
INTEREST INCOME                                           $3,843.0         $3,298.3

INTEREST EXPENSE                                           1,866.9          1,270.3
                                                          --------         --------
NET INTEREST INCOME                                        1,976.1          2,028.0
Provision for loan losses                                     66.3             99.0
                                                          --------         --------
                                                           1,909.8          1,929.0

NONINTEREST INCOME
   Service charges on deposit accounts                       206.5            198.6
   Trust and asset management income                         170.4            166.5
   Credit card fees                                           59.9             56.1
   Insurance and brokerage income                             43.8             46.3
   Mortgage banking income                                    34.3             66.7
   Net securities gains (losses)                             (42.2)             9.0
   Other income                                              156.2            134.1
                                                          --------         --------
     Total noninterest income                                628.9            677.3

NONINTEREST EXPENSE
   Personnel                                                 829.2            792.4
   Net occupancy                                             159.6            162.6
   Equipment                                                 116.4            118.8
   FDIC insurance assessments                                 51.6             74.1
   Amortization of intangibles                                55.1             40.3
   Professional fees                                          48.4             35.2
   Other expense                                             429.4            388.2
                                                          --------         --------
     Total noninterest expense                             1,689.7          1,611.6
                                                          --------         --------
INCOME BEFORE INCOME TAXES AND
   EXTRAORDINARY ITEM                                        849.0            994.7
   Income taxes                                              266.5            335.0
                                                          --------         --------
INCOME BEFORE EXTRAORDINARY ITEM                             582.5            659.7
   Extraordinary net gain from the
    sales of subsidiaries, net of
    income taxes of $25.3                                     35.8               --
                                                          --------         --------
NET INCOME                                                $  618.3         $  659.7
                                                          ========         ========

Net income applicable to Common Shares                      $606.3           $647.7
Per Common Share
     Income before extraordinary item                         2.44             2.66
     Net Income                                               2.59             2.66

Wtd. avg. Common Shares outstanding (000)                  234,462          243,635
Taxable-equivalent adjustment                                $43.7            $43.8



KEYCORP REPORTS THIRD QUARTER 1995 EARNINGS
OCTOBER 17, 1995
PAGE 9

          CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS
                        (in millions)

                                                              Three months ended
                                                      ---------------------------------
                                                        9-30-95    6-30-95    9-30-94
                                                      ----------  ---------  ----------
ASSETS
   Loans                                               $48,195.7  $48,305.4   $43,616.2
   Mortgage loans held for sale                            168.1      194.5       463.5
   Investment securities                                 9,807.2   10,138.1     9,617.0
   Securities available for sale                         1,457.2    1,423.5     3,890.5
   Short-term investments                                  665.9      727.6       136.2
                                                      ----------  ---------  ----------
      Total earning assets                              60,294.1   60,789.1    57,723.4
   Allowance for loan losses                              (870.4)    (869.1)     (822.2)
   Other assets                                          7,191.9    7,030.2     6,537.4
                                                      ----------  ---------  ----------
      TOTAL ASSETS                                     $66,615.6  $66,950.2   $63,438.6
                                                      ==========  =========  ==========

LIABILITIES
   Deposits in domestic offices:
      Noninterest-bearing                              $ 8,156.8  $ 8,007.2   $ 8,083.0
      Interest-bearing                                  37,416.5   37,585.3    35,718.6
   Deposits in foreign offices-interest-bearings         1,867.1    2,520.4     3,407.3
                                                      ----------  ---------  ----------
      Total deposits                                    47,440.4   48,112.9    47,208.9
   Federal funds purchased and securities
    sold under repurchase agreements                     5,672.0    5,036.8     6,295.9
   Other short-term borrowings                           3,374.7    3,686.4     2,052.9
   Other liabilities                                     1,406.8    1,441.6     1,094.9
   Long-term debt                                        4,046.3    3,874.9     2,144.3
                                                      ----------  ---------  ----------
      TOTAL LIABILITIES                                 61,940.2   62,152.6    58,796.9

SHAREHOLDERS' EQUITY
   Preferred stock                                         160.0      160.0       160.0
   Common equity                                         4,515.4    4,637.6     4,481.7
                                                      ----------  ---------  ----------
      TOTAL SHAREHOLDERS' EQUITY                         4,675.4    4,797.6     4,641.7

      TOTAL LIABILITIES AND                           ----------  ---------  ----------
       SHAREHOLDERS' EQUITY                            $66,615.6  $66,950.2   $63,438.6
                                                      ==========  =========  ==========

KEYCORP REPORTS THIRD QUARTER 1995 EARNINGS
OCTOBER 17, 1995
PAGE 10

                CONSOLIDATED YEAR-TO-DATE AVERAGE BALANCE SHEETS
                                (in millions)

                                                      Nine months ended
                                                    ---------------------
                                                      9-30-95    9-30-94
                                                    ----------  ---------
ASSETS
   Loans                                            $47,801.1   $41,995.9
   Mortgage loans held for sale                         201.6       820.5
   Investment securities                             10,057.3     8,856.7
   Securities available for sale                      1,500.7     4,478.0
   Short-term investments                               886.3       127.5
                                                    ---------   ---------
      Total earning assets                           60,447.0    56,278.6
   Allowance for loan losses                           (864.4)     (819.2)
   Other assets                                       7,092.9     6,410.3
                                                    ---------   ---------
      TOTAL ASSETS                                  $66,675.5   $61,869.7
                                                    =========   =========

LIABILITIES
   Deposits in domestic offices:
      Noninterest-bearing                           $ 8,040.7   $ 7,981.3
      Interest-bearing                               37,261.5    35,742.6
   Deposits in foreign offices-interest-bearing       2,564.3     3,029.0
                                                    ---------   ---------
      Total deposits                                 47,866.5    46,752.9
   Federal funds purchased and securities
    sold under repurchase agreements                  5,404.5     5,847.9
   Other short-term borrowings                        3,453.6     1,619.3
   Other liabilities                                  1,371.3     1,106.8
   Long-term debt                                     3,846.2     1,975.1
                                                    ---------   ---------
      TOTAL LIABILITIES                              61,942.1    57,302.0

SHAREHOLDERS' EQUITY
   Preferred stock                                      160.0       160.0
   Common equity                                      4,573.4     4,407.7
                                                    ---------   ---------
      TOTAL SHAREHOLDERS' EQUITY                      4,733.4     4,567.7

      TOTAL LIABILITIES AND                         ---------   ---------
       SHAREHOLDERS' EQUITY                         $66,675.5   $61,869.7
                                                    =========   =========